CENTURY REALTY TRUST

                      320 N. Meridian Street - Suite 823
                         Indianapolis, Indiana 46204



April 5, 2004


TO OUR SHAREHOLDERS:

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 May 5, 2004


     The annual meeting of shareholders of CENTURY REALTY TRUST, an Indiana business trust, will be held at the Indianapolis Athletic Club, 3rd Floor, 350 N. Meridian Street, Indianapolis, Indiana, on Wednesday, May 5, 2004, at 10:30 A.M., for the following purposes:

	(1)  To elect three trustees;

	(2) To consider a shareholder proposal, if it is presented at the meeting, recommending that the Board of Trustees immediately undertake a plan to sell all of the Trust's assets and liquidate the Trust; and,

	(3) To act on such other business as may properly come before the meeting and all adjournments thereof.

     The Trustees have fixed the close of business on March 29, 2004, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                             BY ORDER OF THE TRUSTEES,


                                                  John W. Adams





                                                                     Secretary





     PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY, THE ACCOMPANYING PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.



                              CENTURY REALTY TRUST
                       320 N. Meridian Street - Suite 823
                          Indianapolis, Indiana 46204


                                  PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Trustees of Century Realty Trust, an Indiana business trust (the Trust), the principal offices of which are located at 320 N. Meridian Street - Suite 823, Indianapolis, Indiana 46204. This proxy statement and the enclosed proxy were mailed on April 5, 2004.


     The enclosed proxy is solicited for use at the annual meeting of shareholders to be held May 5, 2004. The purpose of the meeting is to elect three trustees; to act on a shareholder proposal, if it is presented at the meeting, that would recommend liquidation of the Trust; and, to act on such other business as may properly come before the meeting.

     All shares represented by the enclosed proxy will be voted in accordance with the instructions given by the shareholders, but where no instruction is given, the shares will be voted FOR the election of the nominees for Trustee and, other than broker non-votes, AGAINST the shareholder proposal as noted on the enclosed proxy. The Board does not know of any other matter to be acted upon at the meeting. However, if any matter properly comes before the meeting the shares will be voted in accordance with the best judgment of the proxy holders. A shareholder executing and delivering the enclosed proxy may revoke it at any time before it is exercised by execution of another proxy or by attendance in person at the meeting.

     The entire cost of soliciting proxies will be borne by the Trust. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram by trustees and officers of the Trust and their agents.


                                   VOTING

     The close of business on March 29, 2004, has been fixed as the record date for determining which shareholders are entitled to notice of and to vote at the meeting. As of March 29, 2004, the Trust has 1,784,684 shares of beneficial interest outstanding. In order to constitute a quorum, one-third of the outstanding shares must be represented at the meeting, but, if a quorum is not present, the meeting may adjourn from time to time. Any abstentions or "broker non-votes" (shares held by a stockbroker or other nominee of a beneficial owner who does not have express or discretionary authority to vote on a particular matter and has not received instructions from the beneficial owner) will be counted as present at the meeting for the purpose of determining a quorum.

     Each share is entitled to one vote with respect to every matter submitted to a vote at the meeting. No cumulative voting is permitted. Trustees are elected by a plurality of the votes cast in the election. Abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominees. Approval of the shareholder proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote at the meeting and represented in person or by proxy. Abstentions and broker non-votes will have the effect of votes against the shareholder proposal.


                          SHARE OWNERSHIP INFORMATION

     No person is known to the Trust to own of record or beneficially more that 5% of the Trust's outstanding shares of beneficial interest except as set forth in the following table. The information regarding holders of shares has been obtained from reports filed by such persons with the Securities and Exchange Commission (the "SEC").


Title of           Name of                    Amount and Nature of     Percent
Class              Beneficial Owner           Beneficial Ownership     of Class
_______________________________________________________________________________
Shares of          John I. Bradshaw, Jr.            94,753(1)           5.3%
Beneficial         320 N. Meridian Street
Interest           Indianapolis, IN

Shares of          Murray R. Wise                  122,650(2)           6.9%
Beneficial         4309 Crayton Road
Interest           Naples, FL 34103

Shares of          David C. Eades                  114,600(3)           6.4%
Beneficial         1701 Broadmoor Drive
Interest           Champaign, IL 61821

Shares of          Nolton, LLC                     190,000              10.6%
Beneficial         104 W. Chestnut Street
Interest           Suite 356
                   Hinsdale, IL 60521

Shares of          Prana Securities Adviser, LLC   217,595 (4)          12.2%
Beneficial         333 West 52nd St., Suite 600
Interest           New York, NY 10019


(1) John I. Bradshaw, Jr., is sole owner of 92,294 shares and shares voting and investment power with respect to 459 shares owned by his spouse and 2,000 shares owned by a trust for his sister.

(2) Murray R. Wise is sole owner of 103,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 15,767 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.

(3) David C. Eades is sole owner of 83,300 shares and shares voting and investment power with respect to 6,000 shares owned by his spouse, 4,000 shares owned by the mother of his spouse, 16,300 shares owned by the Eades Foundation and 5,000 shares owned by the Helen Virginia Eades Trust.

(4) The following persons and entities share voting and investment power with respect to the indicated shares: Prana Securities Adviser, LLC, a New York limited liability company (the "Investment Manager"), is the investment adviser to Prana Securities Fund I, L.P., a Delaware limited partnership (the"Fund"), the record holder of the indicated shares. The general partner of the Fund is Prana Securities Manager, LLC, a Delaware limited liability company (the "General Partner"). Prana Real Estate Securities, LLC, a California limited liability company, is the sole member of the General Partner and the Investment Manager, and a manager of the General Partner. Prana Holding Company, LLC is the sole member of Prana Real Estate Securities, LLC. Kurt C. McCracken is Chairman and a Manager of Prana Holding Company, LLC. Neil C. McKinnon is the Manager of Prana Real Estate Securities, LLC and President and a Manager of Prana Holding Company, LLC.


                            ELECTION OF TRUSTEES

     The Board of Trustees, without having designated a nominating committee, determines trustee nominations as a full Board. The Board of Trustees includes seven individuals who meet the definition of "independent director" in the rules of the NASDAQ Stock Market, as well as the individual serving as President and Chief Executive Officer of the Trust. The Board of Trustees believes that the determination of nominees is benefited by the knowledge and perspective of all of these individuals acting together as the full Board.

     The Board of Trustees will consider, on a case by case basis, trustee candidates recommended by shareholders, generally, in the same manner as candidates recommended by a trustee or an officer of the Trust. The Board does not, at this time, have a written policy for how it will consider such recommendations, but will develop such a policy within the next six months.

     The Board of Trustees has not established minimum qualifications that must be met by a nominee. In evaluating nominees, the Board will:

	*  consider whether a current board member wishes to be re-elected;
	* if a new nominee is needed, determine the skills and experience desired in a new trustee, such as business experience, financial expertise, or compatible business development expertise;
	*  identify potential nominees who have such skills and experience;
	* determine whether the candidates are willing and able to serve, if elected;
	* develop a consensus within the Board with respect to which, among the available potential nominees, would be best suited for the position;
	* become acquainted with the nominee and conduct a background investigation; and
	* nominate the candidate, with the determination made by a vote of a majority of the independent members of the Board of Trustees.

     A shareholder who wishes to recommend a nominee must submit a written request to do so to the Secretary of the Trust on or before November 30 of the year immediately preceding the annual meeting of shareholders. The written request must include the full name, age, business or residential address and principal occupation of the potential nominee. The recommending shareholder must state the number of shares in the Trust that he or she beneficially owns and the length of time such shares have been so owned.

     The Trust Instrument provides that the number of Trustees shall be fixed from time to time by a resolution passed by a majority of the Trustees, but shall not be less than five (5) nor more than nine (9). The number of Trustees is presently fixed at eight (8). At the most recent election of trustees, held at the annual meeting of shareholders on May 7, 2003, holders of 76.9% of the then outstanding shares were present at the meeting, in person or by proxy, and participated in the election.

     The Sarbanes-Oxley Act of 2002 requires that the Audit Committee consist entirely of independent board members, at least one of whom must be a financial expert. Rules subsequently promulgated by the SEC define the qualifications of a financial expert and specified December 31, 2003 as the date by which Audit Committees were expected to comply with the new membership requirement. The Board of Trustees added a trusteeship during 2003 and appointed Larry S. Boulet, a qualified financial expert, to that position to serve until the 2004 annual shareholder meeting.

     Three trustees will be elected at the meeting, two for terms of three
(3) years and one for a term of one (1) year. They will serve until their successors are elected and qualified or until their earlier resignation, retirement, removal from office or death. Unless authority is withheld, the enclosed proxy will be voted in favor of electing as trustees: John J Dillon and Murray R. Wise, each for a term of three years, and Larry S. Boulet for a term of one year. All three nominees have been designated by the Board and are presently serving as trustees.

     In the event a nominee should become unavailable for election for any reason, which event is not expected to occur, the proxies will be voted for a substitute recommended by the Board of Trustees. The following table contains information with respect to the nominees:


                                                                   Shares of
                                                 Period During     the Trust
                                                   Which He       Beneficially
                       Principal Occupation       Served as a      Owned as of
Name and Address   Age for Past Five Years         Trustee       March 29, 2004
________________________________________________________________________________
Larry S. Boulet(1) 57  President                  2003 to date       100 (.01%)
Indianapolis, IN       Boulet Consulting LLC
                       Business Consulting
                       (since July, 2002)

                       Senior Audit Partner
                       PricewaterhouseCoopers LLP
                       Public Accounting
                       (1998 to July, 2002)
                       Other Directorships:
                                 None

John J. Dillon(2)  44  Businessman                2000 to date   23,128 (1.30%)
Indianapolis, IN       Self employed
                       (August 2000 to January, 2002
                       and since March 1, 2003)

                       Chief Operating Officer
                       Standard Management Corp.
                       Financial services holding co.
                       (January, 2002 to March 1, 2003)

                       Chief Administrative Officer
                       Analytical Surveys, Inc.
                       Digital mapping
                       (July, 1997 to August, 2000)
                       Other Directorships:
                              Indianapolis Bond Bank

Murray R. Wise(3)  55  Chairman and CEO          2000 to date   122,650 (6.90%)
Naples, FL             Westchester Group, Inc.
                       Agricultural investments
                       Other Directorships:
                           None

(1) Shares are held with sole voting and investment power.

(2) John J. Dillon is sole owner of 3,688 shares and shares voting and investment power with respect to 19,440 shares owned by the Dillon Family Limited Partnership in which he is a limited partner.

(3) Murray R. Wise is sole owner of 103,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 15,767 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.

                 INFORMATION RELATIVE TO MEMBERS OF THE BOARD
                 OF TRUSTEES WHOSE TERMS HAVE NOT YET EXPIRED


                                                                   Shares of
                                                 Period During     the Trust
                                                   Which He       Beneficially
                         Principal Occupation     Served as a      Owned as of
Name and Address     Age for Past Five Years        Trustee      March 29, 2004
________________________________________________________________________________
John W. Adams(1)     55  Vice President           1996 to date     2,100 (0.12%)
Indianapolis, IN         Browning Investments, Inc.  (2006)
                         Real estate development
                         Other Directorships:
                           None


John I. Bradshaw, Jr.(2)
                     73  President and CEO       1982 to date     94,753 (5.31%)
Indianapolis, IN         Century Realty Trust        (2006)
                         Other Directorships:
                           None


Marvin L. Hackman(1)(5)
                     70  Partner, Hackman        2000 to date      1,200 (0.07%)
Indianapolis, IN         Hulett & Cracraft LLP       (2006)
                         Attorneys at Law
                         Other Directorships:
                           None

Francis M. Hapak(3)  78  Real estate investor    1987 to date     76,605 (4.29%)
Indianapolis, IN         Self employed               (2005)
                         Other Directorships:
                           None

John A Wallace(4)    80  Real estate investor    1973 to date     16,500 (0.92%)
Indianapolis, IN         Self employed               (2005)
                         Other Directorships:
                           None

Trustees and Officers as a Group (8 persons)                    337,036 (18.88%)

(1) Shares are held with sole voting and investment power.

(2) John I. Bradshaw, Jr., is sole owner of 92,294 shares and shares voting and investment power with respect to 459 shares owned by his spouse and 2,000 shares owned by a trust for his sister.

(3) Francis M. Hapak is the sole owner of 38,392 shares and shares voting and investment power with respect to 38,213 shares owned by Charlotte H. Hapak, his wife.

(4) John A. Wallace is the sole owner of 15,000 shares and shares voting and investment power with respect to 1,500 shares owned by Brenda L. Wallace, his wife.

(5) Marvin L. Hackman was listed in the proxy statement for the 2003 annual shareholder meeting as the beneficial owner of 5,000 shares. All of those shares represented exercisable options, of which total he exercised options to purchase 700 shares, and allowed options for 4,300 shares to expire in 2003.


                             SHAREHOLDER PROPOSAL

     Nolton, LLC, 104 West Chestnut Street, Suite 356, Hinsdale, Illinois 60521 has given Century Realty Trust notice that it intends to present the following proposal at the annual meeting:

     RESOLVED, that the shareholders of Century Realty Trust, SBI vote to recommend that the Board of Trustees immediately undertake a plan to sell all of the Company assets and liquidate the Company. The shareholders recommend this plan be implemented as promptly as possible.

Statement by Shareholder in Support of Proposal

     Nolton, LLC believes the owners of Century Realty Trust should support this resolution and strongly recommends to the Company's Board of Trustees that this plan of action be undertaken immediately in order to analyze the value of its assets and marketability of these holdings as a means of achieving maximum shareholder value.

     Nolton, LLC forwards this resolution based on Century Realty Trust's deteriorating financial performance over the last 5 years despite strong results from its industry peers. The Board of Trustees and Management have been slow to make the necessary changes to correct the Company's significant downtrend in occupancy, funds from operations and dividend distributions. Additionally, the Board of Trustees and Management have failed to either enhance the value of its stock price or keep pace with industry peers. As of the close of market for the month of November, 2003, Century Realty Trust's share value had fallen over 20% from its high.

     Nolton, LLC appreciates your consideration and support FOR this resolution.


Statement by Trustees in Opposition to Proposal

     The Board of Trustees of Century Realty Trust recommends that the shareholders vote AGAINST the above proposal. The Board of Trustees and Management believe this proposal is not in the best interest of the shareholders and would be totally inconsistent with the Board's duty to maximize shareholder value. The proposal makes no reference to price, market conditions, or the strategic plans of the Company. In the Board's opinion, such a sale of the Trust assets without regard to these factors, could create an atmosphere that could have the effect of reducing the perceived value of the Trust to a very low level, thus forcing the Company to negotiate with
bidders from a position of weakness.   Further, if the Trust were to undertake
a plan to sell all of its assets, the likely result would be that some of the assets would be readily marketable, but others would not be, and the Trust would be left to carry or dispose of the remaining assets under unfavorable conditions. Moreover, selling the assets of the Trust would have the additional disadvantage of losing the value of the existing public company entity and structure. The Board believes that a publicly announced forced sale would under these circumstances lead to a deterioration in the value of the Trust.

     The Management and Board of Trustees of Century Realty Trust are very much aware of the significant downtrend we have experienced in recent years, and particularly in 2003. The downtrend was caused in large part by the economic environment that has hurt most owners of apartments, especially apartments in the Midwest. In partial response to these conditions Century Realty Trust, in 2003, changed management companies for its fifteen apartment properties, which comprise over 90% of Century's assets. While expensive in the short term, this change should help considerably in the longer term. In addition, one underperforming apartment property is under contract to be sold and Management is looking for replacement property.

     Liquidation, as proposed by Nolton, LLC, is but one of several strategic alternatives which the Trust may pursue to enhance shareholder value. The Board is well aware of its fiduciary duties and responsibilities to the Trust's shareholders, reviews and monitors the business and progress of the Trust, and stays informed about trends and developments in the real estate markets in which it operates. The Board of Trustees believes it is in the best and most informed position to explore various strategic alternatives, which might include a growth strategy within the existing REIT structure, a reverse merger with one or more private companies with or without a simultaneous public equity offering, a going-private transaction, a sale of the Trust or its assets to a public REIT, a liquidation of assets, or other similar transactions.

     The Board attempts to be apprised of any such opportunities and will continue to consider these possible transactions in carrying out its obligations to the shareholders. But the proposal of the Nolton, LLC, if it were to be carried out, would limit the options available to the Board and Management to only one course of action, selling all of Century's assets. This proposal would therefore hinder, rather than help, the efforts of the Board and Management to identify and pursue other strategies that could be in the best interest of the shareholders. The adoption of the proposal would weaken the ability of the Board of Trustees to maximize shareholder value and could seriously prejudice and jeopardize the financial interests of shareholders in the Trust.

     Although the Proposal only recommends and does not obligate the Board of Trustees to take certain action, the Board believes that the approval of the resolution would make our shareholders, lenders, suppliers, customers, employees and community uncertain about your company's future. Such uncertainty would undermine confidence in the Trust and would adversely affect its relationship with its lenders, suppliers and customers. As a result, the Trust's ability to compete effectively would be adversely affected, causing a potential decline in revenues, profits and shareholder value.

     For these reasons the Management and the Board of Trustees of Century Realty Trust recommend a vote AGAINST the proposal of Nolton, LLC.


          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that certain Trustees, Officers and share owners file with the SEC and the Trust an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of shares of the Trust. Based solely on its review of such forms received by the Trust and written representation from those individuals that no other reports were required, the Trust is unaware of any instances, except (1) that Trustee John J. Dillon missed a due date by one day for filing a Form 4, and (2) that Nolton, LLC, which claims to beneficially own more than 10% of the Trust's outstanding shares , had not, as of March 19, 2004, timely complied with filing requirements under Sec. 16(a) and other SEC reporting obligations. Nolton, LLC subsequently informed the Trust that, since that date, it had filed with the SEC all required reports.


                         COMPENSATION OF TRUSTEES

     Each trustee, except the individual named in the "Summary Compensation Table", is paid $750 per quarter plus $300 for each meeting of the trustees attended by him. Members of the audit committee are each paid $300 for attendance at each meeting of the committee. In addition, Trustees are paid amounts, not in excess of $300 each day, for property inspections and special assignments. No additional compensation is paid to those trustees, other than John I. Bradshaw, Jr., who are also officers of the Trust. In 2003, under these arrangements, the Trust paid a total of $38,600 in trustee compensation to all trustees who, individually, were paid amounts ranging from $1,100 to $6,600.

     Except as set forth in the following schedules, no options, warrants, or rights of any kind were granted or exercised during 2003. No long term or deferred compensation arrangements have been awarded to any trustee, officer or employee of the Trust.


                              EXECUTIVE OFFICER

     John I. Bradshaw, Jr. is the sole executive officer of the Trust. He has held the position of President and Chief Executive Officer since 1982.



                            SUMMARY COMPENSATION TABLE

                               Annual Compensation
                   ___________________________________________    Long-Term
Name and                                             Other        Compensation
Principal                                           Compen-          Awards
Position            Year     Salary($)   Bonus($)  sation($)      Options(#)
_______________________________________________________________________________
John I. Bradshaw, Jr. 2003     99,000      -         2,686*             -
President             2002     99,000      -         2,686*             -
Chief Exec. Officer   2001     99,000      -         2,686*             -

*Compensation equivalent of club dues paid on behalf of named individual.


                     OPTIONS EXERCISED IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUE


                                                                   Value of
                                                                  Unexercised
                                                Unexercised       In-The-Money
                                             Options at Fiscal Options at Fiscal
                 Shares Acquired   Value       Year End(#)        Year End*
Name             On Exercise(#)   Realized*  (All Exercisable) (All Exercisable)
_______________________________________________________________________________
John  J. Dillon       5,000        $9,000            None            None
Marvin L. Hackman       700        $  875            None            None
Murray R. Wise        5,000        $6,250            None            None

*Value realized based on the closing share prices on the dates exercised.


                       OTHER MANAGEMENT INFORMATION

The Board of Trustees held ten (10) scheduled meetings during 2003. Each of the Trustees attended 75% or more of those meetings and of meetings of the Audit Committee on which he serves. The Trust does not have a policy with regard to attendance by board members at annual meetings. All seven board members attended the last annual shareholder meeting held on May 7, 2003; and, all eight of the current board members are expected to attend the 2004 meeting.

     A shareholder may communicate with the Board of Trustees or any individual trustee by mailing a communication to the Trust addressed to the Board of Trustees or the individual trustee. All of such communications, except those clearly of a marketing nature, will be forwarded directly to the appropriate individual trustee or presented to the full Board of Trustees at a meeting of the Board of Trustees.

     The Board of Trustees has a standing Audit Committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during 2003 is set forth in the "Audit Committee Report" and the "Audit Committee Charter" included in this annual proxy statement. All of the members of the Audit Committee are independent (as defined in the Trust's NASDAQ listing requirements) of management of the Trust. The Board of Trustees has not designated standing nominating or compensation committees.


                         AUDIT COMMITTEE REPORT

     The audit committee oversees the Trust's financial reporting process on behalf of the board of trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The committee is comprised of three members, all of whom are independent from the Trust and the Trust's management (as defined by all applicable rules and regulations). In performing its oversight responsibilities, the audit committee operates under a written charter, which was recently updated to reflect requirements of the Securities and Exchange Commission ("SEC"). The charter is reproduced as an appendix to this proxy statement.

     In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Trust's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Trust.

     The committee discussed with the Trust's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Trust's internal controls, and the overall quality of the Trust's financial reporting. The committee held two meetings during 2003.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of trustees (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The committee recommended, and the board approved, the selection of the Trust's independent auditors.

Larry S. Boulet, Audit Committee Chairman (effective November 1, 2003) John W. Adams, Audit Committee Member
Murray R. Wise, Audit Committee Member

March 11, 2004


                                AUDITORS

     The Board of Trustees appointed the firm of Ernst & Young LLP, as auditors for the Trust for the year ended December 31, 2003. This firm has previously audited the Trust's financial statements each year beginning with 1973. The Audit Committee approved all non-audit services before they were performed following specific consideration as to the possible effects of such services on the independence of the auditors. Following is a schedule of fees billed to the Trust and its subsidiaries by Ernst & Young during 2003 and 2002:


                                2003                    2002
                              ________               _________
        Audit Fees             $55,000                 $49,200
        Audit-Related Fees       2,734                   2,750
        Tax Fees                41,308                  27,800
        All Other Fees            None                    None

     A representative of Ernst & Young is expected to be present at the annual meeting of shareholders, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.


                         PROPOSALS OF SHAREHOLDERS

     Proposals by shareholders of Century Realty Trust which are intended to be presented at the 2005 annual meeting of shareholders must be received by the Secretary at the office of the Trust not later than November 30, 2004, for inclusion in the proxy statement for that meeting.


                                ANNUAL REPORT

     The annual report for 2003, including audited financial statements for the year ended December 31, 2003, is included herewith as a separate enclosure, but is not incorporated herein by reference. A copy of the Annual Report to the SEC (Form 10K) for 2003 will be furnished free of charge to any shareholder upon written request to the Secretary at the office of the Trust.

                               BY ORDER OF THE TRUSTEES


                                      John W. Adams


                                                            Secretary



                                   APPENDIX

                           AUDIT COMMITTEE CHARTER
                         Adopted as of March 11, 2004

I.  Statement of Purpose

     The Audit Committee ("Committee") is established by and amongst the Board of Trustees (the "Board") of Century Realty Trust ("the Trust") for the primary purpose of assisting the Board in:

     * overseeing the integrity of the Trust's financial statements,

     * overseeing the Trust's compliance with certain legal requirements,

     * overseeing the independent auditors' qualifications, independence and performance, and

     * overseeing the Trust's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and the Code of Ethis for Senior Financial Officers approved by the Board.

     The Committee will regularly report to the Board regarding the execution of its responsibilities, which are described in Section III of the Charter.

     In performing its duties and responsibilities the Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate. The Trust shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditors and advisers that the Committee may engage.

     Consistent with its purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Trust's policies, procedures and practices. The Committee should also provide an open avenue of communication among the independent auditors, senior management and the Board.

II.  Organization

     A. Charter- At least annually, the Audit Committee members shall review and assess this Charter and any proposed changes shall be submitted to the Board of Trustees for approval.

     B. Members- The Audit Committee shall be comprised of at least three trustees as determined by the Board, each of whom shall be an independent trustee (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of the member's independent judgement. All Committee members shall have a working familiarity with basic finance and accounting practices, and at least one Committee member shall be a "financial expert" in compliance with the criteria established by the Securities and Exchange Commission (SEC).

     Vacancies or additions to the Committee may be filled at any time during the year by action of the full Board. The term of service for Committee members shall be one year or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the Committee may designate a Chair by majority vote of the full Committee membership.

     C. Meetings- In addition to its review of the Trust's quarterly interim financial statements, the Committee shall meet at least three times annually. Meetings may be conducted through the use of any means of communication by which all members may simultaneously hear each other during the meeting.

     D. Executive Sessions- The Trust's financial management and others may from time to time be requested to attend the Committee's meetings. At the conclusion of each meeting attended by members of management, the Chair may conduct an executive session where trustees meet without management participation.

     E. Quorum; Action by Committee- A quorum at any Committee meeting shall be at least a majority of the Committee. All determinations of the Committee shall be at least a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

     F. Agenda, Minutes and Reports- The Chair of the Committee shall be responsible for establishing the agenda for the Committee's meetings.

     G. Performance- The Committee shall annually evaluate its performance and develop criteria for such evaluation.

III  Responsibilities

The following shall be the Committee's principal responsibilities:

A.  Documents/Reports/Accounting Information Review

     1. Review and discuss with management the Trust's annual financial statements, quarterly interim financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by the Trust to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditors (or summaries thereof).

     2. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review with financial management and the independent auditors the quarterly Form 10-Qs prior to their filing (or prior to the release of earnings). The review of Form 10-Qs may be performed by the Chair of the Committee acting on behalf of the Committee.

     3. Review earnings press releases with management, including review of "pro-forma" or "adjusted" non-GAAP information, if any.

     4. Discuss with management any financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

B.  Independent Auditors

     1. Appoint (subject to shareholder ratification, if the Board determines such ratification should be submitted to the Trust's shareholders), compensate, and oversee the work performed by the independent auditors for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. Review the experience and qualifications of senior members of the independent audit team annually and ensure that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The independent auditors shall report directly to the Committee and the Committee shall oversee the resolution of any disagreements between management and the independent auditors. Consider whether the auditors' performance of permissible non-audit services is compatible with the auditors' independence.

     2. Review with the independent auditors any audit related problems or other difficulties and management's response; review the independent auditor's attestation and report on management's internal control report; and hold timely discussions with the independent auditors regarding the following:

     * all critical accounting policies and practices;

     * all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors:

     * other material written communications between the independent auditors and management including, but not limited to, the management letter and schedule of unadjusted differences; and

     * an analysis of the auditors' judgment as to the quality of the Trust's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements

     3. At least annually, obtain and review a report by the independent auditors describing:

     * the auditing firm's internal quality control procedures;

     * any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

     * (to assess the auditors' independence) any relationships between the independent auditors and the Trust.

     4. Review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be performed by the Audit Committee Chair with any such pre-approval reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by
Section 13(a) of the Securities Exchange Act of 1934.

     5. Follow hiring practices, compliant with governing laws or regulations, for employees or former employees of the independent auditors.

C.  Financial Reporting Processes and Accounting Policies

     1. In consultation with the independent auditors periodically review the integrity of the Trust's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

     2. Review with management and the independent auditors any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Trust's selection or application of accounting principles, and major issues as to the adequacy of the Trust's internal controls and any special steps adopted in light of material control deficiencies.

     3. Review analyses prepared by management and the independent auditors setting forth financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements.

     4. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Trust.

     5. Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal control, or auditing matters.

     6. Establish and maintain procedures for the confidential, anonymous submission by Trust employees and employees of the management company engaged by the Trust regarding questionable accounting or auditing matters.

D.  Ethical Compliance, Legal Compliance, and Risk Management

     1. Establish, review and periodically update the Trust's Code of Ethics for Senior Financial Officers. Ensure that the Code complies with applicable rules and regulations.

     2. Review Senior management's monitoring of the compliance with the Trust's Code of Ethics for Senior Financial Officers, and ensure that management has the proper review system in place to ensure that the Trust's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     3. Review, with the Trust's general counsel, legal compliance matters including corporate securities trading policies.

     4. Review, with the Trust's general counsel, any legal matter that could have a significant impact on the Trust's financial statements.

     5. Discuss the Trust's policies with respect to risk assessment and risk management. Such discussions should include the Trust's major financial and accounting risk exposures and the step(s) management has undertaken to mitigate or control the risks.

F.  Other Responsibilities

     1. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     2. Prepare the report that the SEC requires be included in the Trust's annual proxy statement.

     3. Perform any other activities consistent with this Charter, the Trust's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.  Limitations of the Audit Committee's Role

     While the Audit Committee has the responsibilities and authority as set forth in this Charter, it is not the Audit Committee's duty to plan or conduct financial statement audits or to determine that the Trust's internal or external financial statements and related disclosures are complete and accurate or that they are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the Trust's management and the independent auditors.





FORM OF PROXY
Side A

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Francis M. Hapak, John A. Wallace and Marvin
L. Hackman, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Beneficial Interest of Century Realty Trust held of record by the undersigned on March 29, 2004 at the meeting of shareholders to be held on May 5, 2004 or any adjournment thereof.

l. ELECTION OF TRUSTEES
   Larry S. Boulet (one year term)   FOR  ____           VOTE WITHHELD  ____
   John J. Dillon (three year term)  FOR  ____           VOTE WITHHELD  ____
   Murray R. Wise (three year term)  FOR  ____           VOTE WITHHELD  ____


2. SHAREHOLDER PROPOSAL
   recommending plan to immediately
   sell all assets and liquidate
   the Trust                         FOR  ____    AGAINST ____   ABSTAIN ____


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
    BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
      PROPOSAL 1 AND AGAINST PROPOSAL 2

              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


Side B

RECEIPT OF THE PROXY STATEMENT DATED APRIL 5, 2004, IS HEREBY ACKNOWLEDGED


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.


        THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.



                                                    NUMBER OF SHARES



DATED ________________________ , 2004   _______________________________________
                                        Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY          _______________________________________
USING THE ENCLOSED ENVELOPE.            Signature of Joint Owner (if applicable)